SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust III

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5)	Total fee paid:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

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2)	Form, Schedule or Registration Statement No.:

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3)	Filing Party:

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4)	Date Filed:

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Boyd Watterson Limited Duration Enhanced Income Fund

a series of

Northern Lights Fund Trust III

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE], 2025

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust III, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”), to be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE], 2025 at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a new investment advisory agreement with Boyd Watterson Asset Management, LLC, the Fund’s current investment adviser. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE], 2025 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [MAILING DATE], 2025.

By Order of the Board of Trustees

Brian A. Curley, President

[MAILING DATE], 2025

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [MEETING DATE], 2025.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/absolutefunds.pdf

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Boyd Watterson Limited Duration Enhanced Income Fund

a series of

Northern Lights Fund Trust III

with its principal offices at

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE], 2025

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Northern Lights Fund Trust III (the “Trust”) on behalf of Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Ultimus Fund Solutions LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE], 2025 at [ ] Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [MAILING DATE], 2025.

The Meeting has been called by the Board for the following purposes:

  To approve a new investment advisory agreement (the “New Agreement”) with Boyd Watterson Asset Management LLC (“Boyd Watterson”), the Fund’s current investment adviser. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [RECORD DATE], 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund’s most recent annual shareholder report is available at no charge by visiting www.boydwatersonfunds.com, sending a written request to the Fund, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling toll free 1-877-345-9597.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND BOYD WATTERSON ASSET MANAGEMENT, LLC

The Trustees are requesting that shareholders of the Fund approve the New Agreement between the Trust and Boyd Watterson. Approval of the New Agreement will not raise the fees paid by the Fund or its shareholders, nor will it change the Fund’s strategy, risks, objective, or portfolio managers.

Overview and Background

The primary purpose of this proposal is to enable Boyd Watterson to continue to serve as the investment adviser to the Fund. Boyd Watterson is an Ohio limited liability company with its principal office located at 1301 East 9th Street, Suite 2900, Cleveland, OH 44114. Boyd Watterson is wholly owned by Boyd Watterson Global Asset Management Group LLC, formerly known as Boyd Watterson Holding Co. (“Boyd Watterson Parent”). Boyd Watterson Parent acquired Amber Infrastructure Group Holdings Limited in a stock transaction on August 30, 2024 (the “Transaction”). As a result of the Transaction, the former shareholders of Amber Infrastructure Group Holdings Limited own approximately 49.5% of the equity (voting and non-voting) of Boyd Watterson Parent. Hunt Amber London 1 Ltd., a company incorporated under the laws of England and Wales, and Amber Boyd Holdings Limited, a limited company incorporated under the laws of the Bailiwick of Jersey, own minority equity stakes in Boyd Watterson Parent, and both entities are former shareholders of Amber Infrastructure Group Holdings Limited.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to another party or that results in another party having the power to exercise a controlling influence over the management or policies of the investment adviser is presumed to constitute a “change in control” of the investment adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Transaction, as described above, constitutes a “change in control” of Boyd Watterson for purposes of the 1940 Act and caused the “assignment” and resulting termination of the investment advisory agreement with Boyd Watterson, dated February 17, 2016 (the “Current Agreement”). The parties to the Transaction are relying on Section 15(f) of the 1940 Act, which would allow Boyd Watterson to receive a monetary benefit in connection with the Transaction, because the conditions for Section 15(f) have been satisfied.

In order for Boyd Watterson to continue to serve as the investment adviser to the Fund, the Trustees are requesting that shareholders approve the New Agreement. The Current Agreement was last approved by the Fund’s shareholders on July 29, 2016. This vote occurred in order to allow Boyd Watterson to act as investment adviser to the Fund.

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Approval of the New Agreement will not raise the fees paid by the Fund or its shareholders. Boyd Watterson has served as the Fund’s investment adviser since its commenced operations on July 29, 2016. Boyd Watterson believes the Transaction will not result in any interruption or decrease in the quality of services provided by Boyd Watterson. The Fund’s portfolio managers prior to the Transaction—Brian A. Convery, David M. Dirk, Brian L. Gevry, Michael Krushena, Mike Vandenbossche and S. Brad Fush—continue to serve the Fund as portfolio managers after the Transaction.

At an in-person meeting on August 21-22, 2024 (the “Board Meeting”), the Board approved the New Agreement subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders of the Fund are being asked to approve the proposed New Agreement with Boyd Watterson. At the Board Meeting, the Board also approved an interim advisory agreement between the Trust, on behalf of the Fund, and Boyd Watterson (the “Interim Advisory Agreement”).

The Interim Advisory Agreement allows Boyd Watterson to manage the Fund after the completion of the Transaction while the Board solicits shareholder approval for the New Agreement. Absolute began managing the Fund pursuant to the Interim Advisory Agreement upon the close of the Transaction on August 30, 2024. The Interim Advisory Agreement is effective for 150 days from that date or until the New Agreement is approved, if sooner. The terms of the Interim Advisory Agreement are identical in all material respects to those of the Current Agreement, except that (i) the date of its execution and effectiveness are changed; (ii) the period for notice of termination is shorter; and (iii) the fees earned by Boyd Watterson under the Interim Advisory Agreement will be held in a separate escrow account pending shareholder approval of the New Agreement. Upon approval of the New Agreement by the Fund’s shareholders, the escrowed management fees for the Fund will be paid to Boyd Watterson. If a majority of the Fund’s shareholders do not approve the New Agreement, then Boyd Watters is paid the lesser of (i) its costs, plus interest, incurred in managing the Fund under the Interim Advisory Agreement, or (ii) the total amount in the escrow account by the Fund.

The New Agreement will be identical in all material respects to the Interim Advisory Agreement and Current Agreement, except that the date of its execution, effectiveness, and expiration are changed. The fees to be charged under the New Agreement are identical to the fees charged under the Interim Advisory Agreement and Current Agreement. The effective date of the New Agreement for the Fund will be the date that the Fund’s shareholders approve the New Agreement.

The Advisory Agreements

The New Agreement, Interim Advisory Agreement and Current Agreement (collectively, the “Advisory Agreements”) provide that Boyd Watterson will continuously furnish an investment program for the Fund, make investment decisions on behalf of the Fund, and place all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. As compensation for these services, under the Advisory Agreements, Boyd Watterson is entitled to receive, on a monthly basis, an annual advisory fee from the Fund equal to 0.40% of the Fund’s average daily net assets. Pursuant to the Advisory Agreements, from this advisory fee, Boyd Watterson pays all salaries, expenses and fees of

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the officers, Trustees and employees of the Trust who are officers, directors, members or employees of Boyd Watterson. In the event that Boyd Watterson pays or assumes any expenses of the Trust not required to be paid or assumed by Boyd Watterson under the Advisory Agreements, Boyd Watterson shall not be obligated hereby to pay or assume the same or any similar expense in the future.

The New Agreement, like the Current Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event, continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting such approval. The New Agreement, like the Current Agreement, automatically terminates on assignment and is terminable on 60 days’ notice by the Board. In addition, the New Agreement, like the Current Agreement, may be terminated by Boyd Watterson on 60 days’ notice to the Fund. The Advisory Agreements provide that Boyd Watterson shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Under the Current Agreement, the net fees earned by Boyd Watterson for its advisory services to Fund for the fiscal year ended June 30, 2024 was $928,461.

Subject to shareholder approval, the Trust will enter into the New Agreement with Boyd Watterson. If the New Agreement with Boyd Watterson is not approved by shareholders, the Board and Boyd Watterson will consider other options, including a new or modified request for shareholder approval of a new investment advisory agreement.

The description in this Proxy Statement of the New Agreement is only a summary. The New Agreement is attached as Exhibit A. You should read the New Agreement.

Information Concerning Boyd Watterson

Boyd Watterson is an Ohio limited liability company headquartered at 1301 East 9th Street, Suite 2900, Cleveland, OH 44114. Through its predecessor firms, Boyd Watterson has been in continuous business since 1928 and provides investment advisory services to individuals, pooled investment vehicles and profit and non-profit organizations. Boyd Watterson had approximately $18.3 billion of assets under management as of May 31, 2024. Boyd Watterson is wholly owned by Boyd Watterson Parent. Boyd Watterson Parent acquired Amber Infrastructure Group Holdings Limited in a stock transaction on August 30, 2024. As a result of the transaction, the former shareholders of Amber Infrastructure Group Holdings Limited own approximately 49.5% of the equity (voting and non-voting) of Boyd Watterson Parent. Hunt Amber London 1 Ltd., a company incorporated under the laws of England and Wales, and Amber Boyd Holdings Limited, a limited company incorporated under the laws of the Bailiwick of Jersey, own minority equity stakes in Boyd Watterson, and both entities are former shareholders of Amber Infrastructure Group Holdings Limited.

The names, titles, addresses, and principal occupations of certain principal executive officers and directors of Boyd Watterson are as follows:

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Name and Address*	Title and Principal Occupation
Timothy M. Hyland	President
Brian L. Gevry	Chief Executive Officer and Co-Chief Investment Officer
Michael E. Bee	Executive Vice President
James A. Waler	Chief Technology Officer and Executive Vice President
Thomas J. Tarantino	Chief Operating Officer, Chief Legal Officer, Chief Compliance Officer and Executive Vice President
Christopher Ried	Chief Financial Officer and Senior Vice President
Brian A. Convery	Co-Chief Investment Officer and Executive Vice President

* c/o Boyd Watterson Asset Management, LLC, 1301 East 9th Street, Suite 2900, Cleveland, OH 44114.

None of the Trustees or officers of the Trust is an officer, employer or shareholder of Boyd Watterson. None of the Trustees or officers of the Trust had any material direct or indirect interest in any transactions or proposed transactions with Boyd Watterson during the past fiscal year.

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as all of the Trustees are independent and will continue to do so for the periods required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

Evaluation by the Board of Trustees

At the Board Meeting, the Board considered the approval of the Interim Advisory Agreement and the New Agreement with Absolute. The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and the New Agreement and the weight to be given to each factor. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Interim Advisory Agreement and the New Agreement.

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Nature, Extent and Quality of Service. The Board recognized that Boyd Watterson was an employee-owned investment advisory firm that was founded in 1928 and had over $18.3 billion in assets under management. The Board observed that Boyd Watterson offered an array of fixed income, real estate, and equity investment solutions to its clients. The Board reviewed the backgrounds of Boyd Watterson’s key investment personnel, noting their extensive investment industry and compliance experience. The Board acknowledged that Boyd Watterson continued to perform ongoing macroeconomic research that analyzed interest rates, economic growth, inflation, monetary policy, and the credit cycle. The Board noted that Boyd Watterson maintained a comprehensive risk management program that utilized qualitative, quantitative, fundamental and valuation measures to ensure the Fund invested within its investment objectives. The Board discussed that Boyd Watterson’s credit team monitored and discussed security ratings upgrades and downgrades. The Board remarked that Boyd Watterson selected its broker-dealers on the basis of best execution standards. The Board noted that Boyd Watterson maintained a cybersecurity program and reported no cybersecurity incidents in the past year. The Board concluded that the change of control of Boyd Watterson would not impact the nature, extent or quality of Boyd Watterson’s services to the Fund, and that Boyd Watterson should continue to offer high quality services to the Fund and its shareholders.

Performance. The Board noted that the Fund earned a five-star Morningstar rating and outperformed its Morningstar category and benchmark in the 1-year period, but slightly underperformed its peer group over the same period. The Board further noted that the Fund outperformed its peer group, Morningstar category and benchmark in the 3-year, 5-year and since inception periods. The Board acknowledged that Boyd Watterson attributed increased exposure to corporate high yield bonds and floating rate CLOs to strong returns during the 1-year period. The Board concluded that it expected Boyd Watterson to continue to meet the Fund’s investment objectives of income and total return.

Fees and Expenses. The Board observed that Boyd Watterson’s advisory fee and net expense ratio were both lower than the averages and medians of its peer group and Morningstar category. The Board considered that Boyd Watterson had an expense limitation agreement in place. The Board concluded that Boyd Watterson’s advisory fee for the Fund was not unreasonable.

Economies of Scale. The Board considered whether Boyd Watterson had achieved economies of scale with respect to its management of the Fund. The Board noted that Boyd Watterson had indicated its willingness to discuss the matter of breakpoints with the Board as the Fund reached a specified asset level. The Board agreed that, in light of the expense limitation agreement, which effectively provided shareholders with some benefits of scale, and Boyd Watterson’s willingness to consider breakpoints as the Fund grew, the absence of breakpoints at this time was acceptable.

Profitability. The Board reviewed the profitability analysis provided by Boyd Watterson for its services to the Fund. The Board recalled Boyd Watterson’s belief that the profits were reasonable given the services provided by Boyd Watterson and the regulatory and litigation risks related to managing a mutual fund. The Board considered that Boyd Watterson continued to waive a significant portion of its advisory fee as a result of the expense cap. The Board concluded that Boyd Watterson’s profitability with respect to the Fund was not excessive.

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Conclusion.  Having requested and reviewed such information from Boyd Watterson as the Board believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and the New Agreement, and as assisted by the advice of independent counsel, the Board concluded that Boyd Watterson’s advisory fee charged to the Fund was not unreasonable and that approval of the Interim Advisory Agreement and the New Agreement was in the best interests of the Fund and its shareholders.

The Board of Trustees of the Trust, consisting entirely of Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

OTHER INFORMATION

The Fund is a diversified series of the Northern Lights Fund Trust III, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on December 5, 2011. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund retains Boyd Watterson as investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 101, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund. Ultimus Fund Solutions, LLC, with principal offices located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were shares of beneficial interest of the Funds issued and outstanding as follows:

Class A	Class C	Class I	Class I2	Total
[ ]	[ ]	[ ]	[ ]	[ ]

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

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An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Agreement with respect to the Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

 When a proxy is returned as an abstention, the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power (“broker non-votes”). In addition, the broker is not permitted to deliver a proxy with respect to such beneficial owner’s shares, and accordingly, such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the 1940 Act and will not be treated as present for purposes of determining a quorum. The NYSE considers Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares will not be counted for purposes of a vote on Proposal I, quorum or any other purpose.

Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the Trust is unaware of any beneficial shareholders of 5% or more of the outstanding shares of a Fund. However, as the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of a class of the Fund:

[to be updated in subsequent filing]

Name and Address	Shares	Class	Percentage of Class

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of either Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control either Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there

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is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Brian A. Curley, President, Northern Lights Fund Trust III, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged [ ], a proxy solicitation firm, to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Boyd Watterson. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Boyd Watterson will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Boyd Watterson may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation. The estimated fees anticipated to be paid to the proxy solicitor are approximately $[ ]. The proxy solicitor will prepare and mail the Proxy Statement, Notice of Special Meeting and all materials relating to the meeting to the Fund’s shareholders, and will solicit and tabulate votes of the Fund’s shareholders.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-877-345-9597, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [MEETING DATE], 2025

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at [www.website.com].

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BY ORDER OF THE BOARD OF TRUSTEES

Brian A. Curley, President

Dated: [ ], 2025

If you have any questions before you vote, please call our proxy information line at [INSERT NUMBER]. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or Call the number listed on your proxy card.

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Northern Lights Fund Trust III

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Boyd Watterson Limited Duration Enhanced Income Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [MEETING DATE], 2025

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints [NAMES], each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust III (the “Trust”) to be held at offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [MEETING DATE], 2025 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

Signature                                                                Date

_______________________________________

Signature of Joint Shareholder                               Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Boyd Watterson Asset Management, LLC, the Fund’s current investment adviser.	☐	☐	☐
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: www.[ ].com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

“Scanner Bar Code”

TAG ID:	CUSIP:

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Exhibit A

INVESTMENT ADVISORY AGREEMENT

NORTHERN LIGHTS FUND TRUST III

INVESTMENT ADVISORY AGREEMENT

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